SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                   Date of Report
                 (Date of earliest
                  event reported):     June 25, 1997


                        Wisconsin Power and Light Company
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-337                    39-0714890
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On June 25, 1997, Wisconsin Power and Light Company (the "Company") agreed to sell $105,000,000 principal amount of its 7% Debentures due June 15, 2007 (the "Debentures") in a public offering through Merrill Lynch, Pierce, Fenner & Smith Incorporated. The closing for the sale of the Debentures is scheduled for June 30, 1997. The Debentures are registered on a Registration Statement on Form S-3 (Registration No. 33-60917) as filed with the Securities and Exchange Commission. Final versions of the Purchase Agreement, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Officers' Certificate creating the Debentures are filed herewith.

   Item 7.     Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WISCONSIN POWER AND LIGHT COMPANY



   Date:  June 26, 1997                      By:  /s/ Robert A. Rusch
                                                  Robert A. Rusch
                                                  Assistant Treasurer

              WISCONSIN POWER AND LIGHT COMPANY

                  EXHIBIT INDEX TO FORM 8-K
                  Report Dated June 25, 1997


                         Exhibit

    (1)   Purchase Agreement, dated as of June 25,
          1997, by and between Wisconsin Power and Light Company and Merrill Lynch, Pierce,
          Fenner & Smith Incorporated.

    (4)   Officers' Certificate, dated as of June
          25, 1997, executed and delivered in
          connection with the issuance and sale of Wisconsin Power and Light Company's 7%
          Debentures due June 15, 2007.